UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): November 8, 2010
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Biscayne Tower
2 South Biscayne Boulevard, Suite 2800
Miami, Florida 33131

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 961-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On November 8, 2010, Terremark Worldwide, Inc., a Delaware corporation (the “Company”), entered into a purchase agreement (the “Purchase Agreement”), by and among the Company, certain of the Company’s subsidiaries (the “Guarantors”) and Credit Suisse Securities (USA) LLC, as the initial purchaser (the “Initial Purchaser”), pursuant to which the Company has agreed to issue and sell, and the Initial Purchaser has agreed to purchase, $75,000,000 aggregate principal amount of Senior Secured Second Lien Notes due 2013 (the “Second Lien Notes”) in a private placement to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act.
     The Second Lien Notes will bear interest at an annual rate equal to 9.500%, and the Initial Purchaser has agreed to purchase the Second Lien Notes from the Company at a purchase price equal to 97.250% of the principal amount thereof.
     The Purchase Agreement provides that the Second Lien Notes will be issued under an indenture, and the holders of the Second Lien Notes will be entitled to the benefits of a registration rights agreement pursuant to which the Company will agree to file with the Securities and Exchange Commission, under the circumstances set forth in the registration rights agreement, a registration statement under the Securities Act relating to an offer to exchange the Second Lien Notes for a like principal amount of debt securities of the Company with terms identical in all material respect to the Second Lien Notes (except for terms concerning additional interest and transfer restrictions) and, if required by the registration rights agreement, a shelf registration statement under the Securities Act relating to the resale of the Second Lien Notes by certain holders thereof.
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other, have agreed to indemnify each other against certain liabilities.
     The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.1 —	Purchase Agreement, dated November 8, 2010, by and among the Company, the Guarantors and the Initial Purchaser.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: November 12, 2010	By:	/s/ Jose A. Segrera

		Title:	Name: Jose A. Segrera Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated November 8, 2010, by and among the Company, the Guarantors and the Initial Purchaser.